UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2011

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 17, 2011, William J. Reuter, Chairman and Chief Executive Officer, and Drew K. Hostetter, Executive Vice President and Chief Financial Officer, of Susquehanna Bancshares, Inc. (“Susquehanna”) presented certain financial information and discussed the proposed merger (the “Merger”) of Susquehanna and Abington Bancorp Inc. (“Abington”) at the Sterne Agee 2011 Financial Institutions Investor Conference. A copy of the materials used during the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Susquehanna will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). The registration statement will include the joint proxy statement for Susquehanna and Abington, which will also constitute a prospectus of Susquehanna. The joint proxy statement/prospectus will be mailed to the shareholders of Susquehanna and Abington. Investors and security holders of Susquehanna and Abington are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Abington, Susquehanna and the Merger.

The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Abington with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov/. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Abington by contacting Frank Kovalcheck, Abington Bancorp, Inc., 180 Old York Road, Jenkintown, PA 19046, telephone: 215-886-8280 or from Abington’s Web site at http://www.abingtonbankonline.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721.

Susquehanna, Abington and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Susquehanna and Abington in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Abington in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 26, 2010. You can find information about Abington’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on April 16, 2010.

Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
By:	/s/ Lisa M. Cavage
Lisa M. Cavage
Senior Vice President, Corporate Secretary and Counsel

Dated: February 17, 2011

Exhibit Index

Exhibit Number	Description
99.1	Investor Presentation, dated February 17, 2011.